UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2013

NEPHROS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32288	13-3971809
(Commission File Number)	(IRS Employer ID Number)

41 Grand Avenue, River Edge,	07661
New Jersey
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (201) 343-5202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.03 below is incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition.

Attached and being furnished as Exhibit 99.1 is a copy of a press release of Nephros, Inc., dated November 14, 2013, disclosing the company’s financial results for the third quarter ended September 30, 2013 and announcing the bridge financing.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 12, 2013, we issued a senior secured note to Lambda Investors LLC in the principal amount of $1.5 million.

The note bears interest at the rate of 12% per annum and matures on May 12, 2014, at which time all principal and accrued interest will be due.  We have agreed to prepay amounts due under the note with the cash proceeds from (a) a rights offering, (b) any other equity or debt financing, or (c) the issuance or incurrence of any other indebtedness or the sale of any assets outside the ordinary course of business, in each case prior to the maturity date.  If we do not pay principal and interest under the note when due, the interest rate increases to 16% per annum.  We may prepay the note without penalty at any time. The note is secured by a first priority lien on all of our property, including our intellectual property.

As long as indebtedness remains outstanding under the note, we will be subject to certain covenants which, among other things, restrict our ability to merge with another company, sell a material amount of our assets, incur any additional indebtedness, repay any existing indebtedness, or declare or pay any dividends in cash, property or securities.

In addition, we have undertaken to conduct a $2.75 million rights offering of common stock. We expect the offering price will be $0.30 per share. All of the company’s stockholders and warrantholders will be eligible to participate in the offering on a pro rata basis based upon their proportionate ownership of the company’s common stock on an as converted basis.

In connection with the note and the rights offering, we have agreed to pay Lambda Investors an 8%, or $120,000, sourcing/transaction fee.  In addition, we will pay Lambda Investors’ legal fees and other expenses incurred in connection with the note and rights offering in the amount of $75,000.

In connection with the rights offering, Nephros will file a registration statement on Form S-1, as may be amended, with the Securities and Exchange Commission (the “SEC”). The securities offered in the offering described above may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state.

The warrants held by Lambda Investors have an exercise price of $0.40 per share and certain warrants have full ratchet anti-dilution protection.  The full ratchet anti-dilution protection for certain warrants will be triggered in connection with the rights offering as the $0.30 per share price is less than the $0.40 exercise price for these warrants. In connection with the proposed rights offering, the Company agreed to amend the expiration date of the existing warrants held by Lambda Investors from March 10, 2017 to the date which is the five year anniversary of the closing of the rights offering. Subject to the satisfaction of certain conditions, Lambda Investors has advised us that it intends to exercise its basic subscription privilege in full. To the extent that after the closing of the rights offering there still remain unsubscribed shares, Lambda Investors will have the right, at its option, to purchase any or all such remaining unsubscribed shares within ten days of the closing of the rights offering. The shares beneficially owned by Lambda Investors may be deemed beneficially owned by Wexford Capital LP, which is the managing member of Lambda Investors.   Arthur H. Amron, a director of Nephros, is a partner and general counsel of Wexford Capital.  Paul Mieyal, a director of Nephros, is a vice president of Wexford Capital.

The foregoing description of the Senior Secured Note and related transactions does not purport to be complete and is qualified in its entirety by reference to the Senior Secured Note, the Registration Rights Agreement, the Security Agreement and the Intellectual Property Security Agreement, which are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

This report contains certain “forward-looking statements.” Such statements include statements that are not historical facts, including statements which may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond our control. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors that may cause such differences include, but are not limited to, the risks that:

• we may not be able to continue as a going concern;

• the voluntary recalls of point of use (POU) and DSU in-line ultrafilters used in hospital water treatment applications and the related circumstances could subject us to claims or proceedings which may adversely impact our sales and revenues;

• we face significant challenges in obtaining market acceptance of our products, which could adversely affect our potential sales and revenues;

• there are product-related deaths or serious injuries or product malfunctions, which could trigger recalls, class action lawsuits and other events that could cause us to incur expenses and may also limit our ability to generate revenues from such products;

• we face potential liability associated with the production, marketing and sale of our products, and/or the expense of defending against claims of product liability, could materially deplete our assets and generate negative publicity which could impair our reputation;

• to the extent our products or marketing materials are found to violate any provisions of the FDC Act or any other statutes or regulations, then we could be subject to enforcement actions by the FDA or other governmental agencies;

• we may not be able to obtain funding if and when needed or on terms favorable to us in order to continue operations;

• we may not have sufficient capital to successfully implement our business plan;

• we may not be able to effectively market our products;

• we may not be able to sell our water filtration products or chronic renal failure therapy products at competitive prices or profitably;

• we may encounter problems with our suppliers, manufacturers and distributors;

• we may encounter unanticipated internal control deficiencies or weaknesses or ineffective disclosure controls and procedures;

• we may not obtain appropriate or necessary regulatory approvals to achieve our business plan;

• products that appeared promising to us in research or clinical trials may not demonstrate anticipated efficacy, safety or cost savings in subsequent pre-clinical or clinical trials;

• we may not be able to secure or enforce adequate legal protection, including patent protection, for our products; and

• we may not be able to achieve sales growth in key geographic markets.

More detailed information about us and the risk factors that may affect the realization of forward-looking statements, including the forward-looking statements in this report, is set forth in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and our other periodic reports filed with the SEC. We urge investors and security holders to read those documents free of charge at the SEC’s web site at www.sec.gov. We do not undertake to publicly update or revise our forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Senior Secured Note, dated November 12, 2013, issued to Lambda Investors LLC.
10.2	Registration Rights Agreement, dated November 12, 2013, by and between Nephros, Inc. and Lambda Investors LLC.
10.3	Security Agreement, dated as of November 12, 2013, by and between Nephros, Inc. and Lambda Investors LLC.
10.4	Intellectual Property Security Agreement, dated as of November 12, 2013, made by Nephros, Inc. and Lambda Investors LLC.
99.1	Press Release dated November 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

	By:	/s/ John C. Houghton
Dated: November 14, 2013		John C. Houghton
President and Chief Executive Officer